Note 21 - Business Acquisition	12 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Business Combination Disclosure [Text Block]
21.	BUSINESS ACQUISITION

In the second quarter of 2022, the Company announced the signing of a definitive merger agreement to acquire 100% of the outstanding equity interest of Liberty for stock. Liberty was an Ohio bank holding company whose national bank subsidiary, Liberty National Bank, operated six offices in Central and Northwest Ohio.

The transaction closed on December 1, 2022, with Liberty National Bank merging into Middlefield Bank, with Middlefield Bank as the surviving entity. The acquisition established the Company’s presence in Hardin, Logan, Franklin, and Union Counties.

Under the terms of the merger agreement, Liberty shareholders received 2.752 shares of the Company’s common stock in exchange for each share of Liberty common stock they owned immediately before the merger. The Company issued 2.6 million shares of its common stock in the merger and the aggregate merger consideration was approximately $73.3 million. Upon closing, Liberty National Bank was merged into MBC, and its six full-service bank offices, in Ada and Kenton in Hardin County, in Bellefontaine and Bellefontaine South in Logan County, in Marysville in Union County, and in Westerville in Franklin County, became offices of MBC.

The Company accounted for the Liberty acquisition using the acquisition method of accounting and accordingly, assets acquired, liabilities assumed, and consideration exchanged were recorded at estimated fair value on the acquisition date, in accordance with purchase accounting. The Company relied on the income approach to estimate the value of the loans.  The loans’ underlying characteristics (account types, remaining terms (in months), annual interest rates or coupons, interest types, past delinquencies, timing of principal and interest payments, current market rates, loan-to-value ratios, loss exposures and remaining balance) were considered.  Various assumptions were applied regarding credit, interest, and prepayment risks for the loans based on loan types, payment types and fixed or variable classifications. Due to the timing of the merger, the estimated fair value measurements remain preliminary. Management will continue to review the estimated fair values and expects to finalize its analysis of the acquired assets and assumed liabilities in the transaction within one year of the merger.  As the Company finalizes its analysis of these assets, there may be adjustments to the recorded carrying values. Any adjustments to carrying values will be recorded in goodwill. The calculation of goodwill is subject to change for up to one year after closing date of the transaction as additional information relative to closing date estimates and uncertainties becomes available.

The Company also recorded an identifiable intangible asset representing the core deposit base of Liberty. The discounted cash flow method was used in valuing this intangible. This method is based upon the principle of future benefits; economic value is based on anticipated future benefits as measured by cash flows expected to occur in the future. The estimated future cash flows are converted to a value indicator by determining the present value of the cash flows using a discount rate. The discount rate is based upon the nature of the business, the level of risk, and the expected stability of the estimated future cash flows. The higher the risk, the higher the discount rate, and the lower the value indicator.

Time deposit fair values were estimated using an income approach. The methodology entailed discounting the contractual cash flows of the instruments over their remaining contractual lives at prevailing market rates. Interest and principal payments were projected for each category of CDs over the period from the valuation date to the maturity dates. These payments represent future cash flows to be paid to depositors until maturity. Using appropriate market interest rates for each category of CDs, the future cash flows were discounted to their present value equivalents.

The following table summarizes the purchase of Liberty as of December 1, 2022:

(In Thousands, Except Per Share Data)
Purchase Price Consideration in Common Stock
Middlefield Banc Corp. shares issued	2,561,513
Value assigned to Middlefield Banc Corp. common shares	$28.60
Purchase price assigned to Liberty common shares exchanged for		73,259
Purchase Price Consideration in Cash
Cash paid in lieu of fractional shares		6
Total Purchase Price		73,265
Net Assets Acquired:
Liberty shareholders equity	$49,041
Adjustments to reflect assets acquired at fair value:
Loans
Allowance for loan loss	4,497
Loans - interest rate	646
Loans - general credit	(3,433)
Core deposit intangible	6,669
Investments	(1,461)
Mortgage servicing rights	830
Other	94
Adjustments to reflect liabilities acquired at fair value:
Time deposits	(228)
Deferred taxes	(54)
Total net assets acquired		56,601
Goodwill resulting from merger		$16,664

The following condensed statement reflects the amounts recognized as of the acquisition date for each major class of asset acquired and liability assumed, at fair value:

(In Thousands)
Total purchase price		$73,265
Assets (liabilities) acquired:
Net assets acquired:
Cash	18,406
Loans and loans held for sale	312,618
Investments	57,907
Premises and equipment, net	6,087
Accrued interest receivable	1,563
Bank-owned life insurance	16,290
Core deposit intangible	6,670
Mortgage servicing rights	1,680
Other assets	3,111
Time deposits	(69,278)
Non-time deposits	(294,684)
Accrued interest payable	(246)
Other liabilities	(3,523)
Total net assets acquired		56,601
Goodwill resulting from the Liberty merger		$16,664

Middlefield recorded goodwill and intangibles associated with the purchase of Liberty totaling $16.7 million. Goodwill is not amortized, but is periodically evaluated for impairment. Middlefield Bank did not recognize any impairment during the year ended December 31, 2022.

Identifiable intangibles are amortized to their estimated residual values over the expected useful lives. Such lives are also periodically reassessed to determine if any amortization period adjustments are required. During the year ended December 31, 2022, no such adjustments were recorded. The identifiable intangible assets consist of a core deposit intangible which is being amortized over the estimated useful life of 10 years. The gross carrying amount of the core deposit intangible acquired in the Liberty merger that closed in 2022 was $6.7 million at December 31, 2022 with $63,000 accumulated amortization as of that date.

As of December 31, 2022, the current year and estimated future amortization expense for the core deposit intangible associated with this merger is as follows:

(In Thousands)
Remaining 2023	$763
2024	750
2025	734
2026	714
2027	691
Thereafter	2,954
$6,606

The Company incurred $2.4 million in merger expenses, which were recognized in noninterest expense within the Consolidated Statement of Income for the year ended December 31, 2022.

Results of operations for Liberty prior to the acquisition date are not included in the Consolidated Statement of Income for the year ended December 31, 2022. The results of activities from the former Liberty operations that are included in the Consolidated Statement of Income from the date of acquisition through December 31, 2022 are broken out in the following table:

Actual from Acquisition Date Through December 31, 2022
(in thousands)

Net interest income	$1,366
Noninterest income	$117
Net income	$867

The table below presents unaudited pro forma information as if the acquisition of Liberty had occurred on January 1, 2021. The unaudited pro forma information includes adjustments for interest income on loans and securities acquired, amortization of intangibles arising from the transaction, depreciation expense on property acquired, interest expense on deposits acquired, and the related income tax effects. The pro forma information is not necessarily indicative of the results of operations that would have occurred had the transactions been effected on the assumed dates, and accordingly, does not attempt to predict or suggest future results. Merger and acquisition integration costs and amortization of fair value adjustments are included in the amounts below.

	Pro Formas
	Twelve-month period ended December 31,
	2022	2021
	(in thousands, except per share data)

Net interest income	$63,277	$63,770
Noninterest income	10,151	9,779
Net income	$21,142	$16,297
Pro forma earnings per share:
Basic	$3.51	$1.86
Diluted	$3.50	$1.86

Pro Forma net income was reduced by $8.5 million for the year ended December 31, 2021 for additional estimated nonrecurring merger expenses and increased by $8.5 million for the year ended December 31, 2022 to reflect the removal of merger expenses incurred for the year ended December 31, 2022 but reflected in the pro-forma net income as of December 31, 2021.